4th Quarter 2017 Earnings Highlights January 25, 2018 Michael C. Rechin President Chief Executive Officer Mark K. Hardwick Executive Vice President Chief Financial Officer Chief Operating Officer John J. Martin Executive Vice President Chief Credit Officer

This presentation contains forward-looking statements made pursuant to the safe-harbor provisions of the Private Securities Litigation Reform Act of 1995. Such forward-looking statements can often, but not always, be identified by the use of words like “believe”, “continue”, “pattern”, “estimate”, “project”, “intend”, “anticipate”, “expect” and similar expressions or future or conditional verbs such as “will”, would”, “should”, “could”, “might”, “can”, “may”, or similar expressions. These forward-looking statements include, but are not limited to, statements relating to First Merchants’ goals, intentions and expectations; statements regarding the First Merchants’ business plan and growth strategies; statements regarding the asset quality of First Merchants’ loan and investment portfolios; and estimates of First Merchants’ risks and future costs and benefits. These forward-looking statements are subject to significant risks, assumptions and uncertainties that may cause results to differ materially from those set forth in forward-looking statements, including, among other things: possible changes in economic and business conditions; the existence or exacerbation of general geopolitical instability and uncertainty; the ability of First Merchants to integrate recent acquisitions and attract new customers; possible changes in monetary and fiscal policies, and laws and regulations; the effects of easing restrictions on participants in the financial services industry; the cost and other effects of legal and administrative cases; possible changes in the credit worthiness of customers and the possible impairment of collectability of loans; fluctuations in market rates of interest; competitive factors in the banking industry; changes in the banking legislation or regulatory requirements of federal and state agencies applicable to bank holding companies and banks like First Merchants’ affiliate bank; continued availability of earnings and excess capital sufficient for the lawful and prudent declaration of dividends; changes in market, economic, operational, liquidity, credit and interest rate risks associated with the First Merchants’ business; and other risks and factors identified in each of First Merchants’ filings with the Securities and Exchange Commission. First Merchants undertakes no obligation to update any forward-looking statement, whether written or oral, relating to the matters discussed in this presentation or press release. In addition, the company’s past results of operations do not necessarily indicate its anticipated future results. NON-GAAP FINANCIAL MEASURES These slides contain non-GAAP financial measures. For purposes of Regulation G, a non-GAAP financial measure is a numerical measure of the registrant’s historical or future financial performance, financial position or cash flows that excludes amounts, or is subject to adjustments that have the effect of excluding amounts, that are included in the most directly comparable measure calculated and presented in accordance with GAAP in the statement of income, balance sheet or statement of cash flows (or equivalent statements) of the issuer; or includes amounts, or is subject to adjustments that have the effect of including amounts, that are excluded from the most directly comparable measure so calculated and presented. In this regard, GAAP refers to generally accepted accounting principles in the United States. Pursuant to the requirements of Regulation G, First Merchants Corporation has provided reconciliations within the slides, as necessary, of the non-GAAP financial measure to the most directly comparable GAAP financial measure. 2 Forward-Looking Statements

3 4th Quarter 2017 Financial Highlights  Earnings Per Share of $.49  $24.4 Million of Net Income, a 9.4% increase over 4Q2016  Includes $6.5 Million in DTA write down and acquisition expenses, or $.12 per share  Net Interest Margin expands to 4.10% following December rate move  Completed conversion of Independent Alliance Banks on November 12, 2017  Winning marketplace execution delivering growth  Organic Loan Growth of $270 Million, a 16.7% annualized growth rate  Organic Deposit Growth of $262 Million, a 15.1% annualized growth rate “Record Level Results”

4 Full Year 2017 Performance  Record Net Income of $96.1 Million, an 18.5% increase over 2016  Earnings per share of $2.12, a 7.1% increase over 2016; highest in Company’s history  Includes $17.3 Million, or $.29 per share of acquisition expense and DTA write down  Total Assets of $9.4 Billion; grew by 29.9% over 2016  $658 Million of organic loan growth for the year reflects a 12.8% growth rate  Tangible Book Value increased to $16.96 per share, or 7.0% over year-end 2016  Franchise expansion through The Arlington Bank and Independent Alliance Banks acquisitions  Forbes Magazine recognition as a Top 5 Ranking in “America’s Best Banks” “Record Level Results”

Mark K. Hardwick Executive Vice President Chief Operating Officer and Chief Financial Officer

Total Assets 2015 2016 2017 1. Investments $1,277 $1,305 $1,561 2. Loans Held for Sale 10 3 7 3. Loans 4,694 5,140 6,751 4. Allowance (62) (66) (75) 5. Goodwill & Intangibles 260 259 477 6. BOLI 201 202 224 7. Other 381 369 422 8. Total Assets $6,761 $7,212 $9,367 Annualized Asset Growth 16.1% 6.7% 29.9% 6 1 2017 Loans include acquired loans of $225 from The Arlington Bank and $725 from Independent Alliance Banks ($ in Millions) 1

Commercial & Industrial 22.1% Commercial Real Estate Owner- Occupied 10.4% Commercial Real Estate Non-Owner Occupied 23.9% Construction Land & Land Development 9.1% Agricultural Land 3.6% Agricultural Production 1.8% Public Finance/Other Commercial 5.9% Residential Mortgage 14.3% Home Equity 7.6% Other Consumer 1.3% QTD Yield = 4.93% YTD Yield = 4.76% Total Loans = $6.8 Billion Loan and Yield Detail (as of 12/31/2017) 7

Mortgage-Backed Securities 27% Collateralized Mortgage Obligations 23% U. S. Agencies 1% Corporate Obligations 2% Tax-Exempt Municipals 47% Investment Portfolio (as of 12/31/2017)  $1.6 Billion Portfolio  Modified duration of 5.1 years  Tax equivalent yield of 3.90%  Net unrealized gain of $23.0 Million 8

2015 2016 2017 1. Customer Non-Maturity Deposits $4,096 $4,428 $5,741 2. Customer Time Deposits 880 747 1,051 3. Brokered Deposits 314 381 381 4. Borrowings 446 572 701 5. Other Liabilities 51 60 57 6. Hybrid Capital 123 122 133 7. Common Equity 851 902 1,303 8. Total Liabilities and Capital $6,761 $7,212 $9,367 9 Total Liabilities and Capital ($ in Millions) 1 2017 includes acquired Non-Maturity Deposits of $169 from The Arlington Bank and $719 from Independent Alliance Banks 2 2017 includes acquired Time Deposits of $84 from The Arlington Bank and $143 from Independent Alliance Banks 1 2

Deposit Detail (as of 12/31/2017) QTD Cost = .58% YTD Cost = .49% Total = $7.2 Billion 10 Demand Deposits 52% Savings Deposits 28% Certificates & Time Deposits of >$100,000 7% Certificates & Time Deposits of <$100,000 8% Brokered Deposits 5%

11.49% 11.42% 11.39% 11.05% 11.10% 11.16% 11.11% 11.03% 11.00% 9.08% 9.26% 9.43% 9.48% 9.24% 9.50% 9.68% 9.39% 9.30% 14.94% 14.79% 14.67% 14.18% 14.21% 14.24% 14.01% 13.76% 13.69% 7.00% 8.00% 9.00% 10.00% 11.00% 12.00% 13.00% 14.00% 15.00% 16.00% 4Q15 1Q16 2Q16 3Q16 4Q16 1Q17 2Q17 3Q17 4Q17 Total Risk-Based Capital Ratio (Target = 13.50%) Common Equity Tier 1 Capital Ratio (Target = 10.00%) Tangible Common Equity Ratio (TCE) (Target = 8.50%) 11 Capital Ratios (Target) (Target) (Target)

12 Net Interest Margin Q4 - '15 Q1 - '16 Q2 - '16 Q3 - '16 Q4 - '16 Q1 - '17 Q2 - '17 Q3 - '17 Q4 - '17 Net Interest Income - FTE ($millions) $ 53.2 $ 57.6 $ 59.2 $ 61.1 $ 62.1 $ 64.9 $ 67.2 $ 78.9 $ 83.5 Fair Value Accretion $ 1.9 $ 2.5 $ 3.2 $ 3.8 $ 2.9 $ 4.3 $ 2.3 $ 3.2 $ 4.1 Tax Equivalent Yield on Earning Assets 4.20% 4.28% 4.30% 4.37% 4.32% 4.42% 4.44% 4.56% 4.67% Cost of Supporting Liabilities 0.45% 0.45% 0.44% 0.43% 0.42% 0.44% 0.49% 0.53% 0.57% Net Interest Margin 3.75% 3.83% 3.86% 3.94% 3.90% 3.98% 3.95% 4.03% 4.10% Fair Value Accretion Effect 0.13% 0.17% 0.21% 0.24% 0.18% 0.26% 0.14% 0.17% 0.20% 3.75% 3.83% 3.86% 3.94% 3.90% 3.98% 3.95% 4.03% 4.10% 2.80% 3.00% 3.20% 3.40% 3.60% 3.80% 4.00% 4.20% $48 $52 $56 $60 $64 $68 $72 $76 $80 $84 Q4 - '15 Q1 - '16 Q2 - '16 Q3 - '16 Q4 - '16 Q1 - '17 Q2 - '17 Q3 - '17 Q4 - '17 Net Interest Income - FTE ($millions) Net Interest Margin 12

13 Non-Interest Income – – – – – – – – 2015 2016 2017 1. Service Charges on Deposit Accounts $16.2 $17.8 $18.7 2. Wealth Management Fees 11.3 12.6 14.7 3. Insurance Commission Income 4.1 4. Card Payment Fees 13.4 15.0 16.1 5. Cash Surrender Value of Life Ins 2.9 4.3 6.6 6. Gains on Sales Mortgage Loans 6.5 7.1 7.6 7. Securities Gains/Losses 2.7 3.4 2.6 8. Gain on Sale of Insurance Subsidiary 8.3 9. Gain on Cancellation of Trust Preferred Debt 1.3 10. Other 3.1 5.0 4.7 11. Total $69.8 $65.2 $71.0 ($ in Millions) – – – -I t r st In 13 – – –

14 Non-Interest Expense 2015 2016 2017 1. Salary & Benefits $101.9 $102.6 $119.8 2. Premises & Equipment 25.5 29.5 30.1 3. Intangible Asset Amortization 2.8 3.9 5.6 4. Professional & Other Outside Services 9.9 6.5 12.8 5. OREO/Credit-Related Expense 3.9 2.9 1.9 6. FDIC Expense 3.7 3.0 2.6 7. Outside Data Processing 7.1 9.2 12.2 8. Marketing 3.5 3.0 3.7 9. Other 16.5 16.7 16.9 10. Non-Interest Expense $174.8 $177.3 $205.6 ($ in Millions) 1 2017 includes acquisition-related expenses of $12.2 million, reflected in ($ in Millions): $3.9 Salaries & Benefits, $0.6 Premises & Equipment, $6.3 Professional & Other Outside Services, $0.5 Outside Data Processing, $0.3 Marketing and $0.6 Other 1

2015 2016 2017 1. Net Interest Income $196.4 $226.5 $277.3 2. Provision for Loan Losses (0.4) (5.7) (9.1) 3. Net Interest Income after Provision 196.0 220.8 268.2 4. Non-Interest Income 69.8 65.2 71.0 5. Non-Interest Expense (174.8) (177.3) (205.6) 6. Income before Income Taxes 91.0 108.7 133.6 7. Income Tax Expense (25.6) (27.6) (37.5) 8. Net Income Avail. for Distribution $ 65.4 $ 81.1 $ 96.1 9. EPS $ 1.72 $ 1.98 $ 2.12 10. Efficiency Ratio 61.19% 56.51% 54.56% 15 Earnings ($ in Millions) 1 2017 includes $5.1 million of additional tax expense due to revaluing deferred taxes as a result of the Tax Cuts and Jobs Act 2 Acquisition-related expenses, the impact of tax reform, and pension settlement accounting reduced EPS by $0.30 for 2017 3 Acquisition-related expenses and pension settlement accounting added 3.57% to the Efficiency Ratio 1 2 3

16 Q1-’17 Q2-’17 Q3-’17 Q4-’17 1. Net Interest Income $61.0 $63.1 $74.4 $78.8 2. Provision for Loan Losses (2.4) (2.9) (2.1) (1.8) 3. Net Interest Income after Provision 58.6 60.2 72.3 77.0 4. Non-Interest Income 14.9 18.4 18.7 19.1 5. Non-Interest Expense (43.1) (47.3) (58.7) (56.4) 6. Income before Income Taxes 30.4 31.3 32.3 39.6 7. Income Tax Expense (7.2) (7.2) (7.9) (15.2) 8. Net Income Avail. for Distribution $ 23.2 $ 24.1 $ 24.4 $ 24.4 9. EPS $ 0.56 $ 0.57 $ 0.50 $ 0.49 10. Efficiency Ratio 52.61% 53.61% 58.30% 53.29% Quarterly Earnings ($ in Millions) 1 Includes acquisition-related expenses of ($ in millions): $0.4 in Q1-’17; $2.5 in Q2-’17; $7.9 in Q3-’17; and $1.4 in Q4-’17 2 Q4-’17 includes $5.1 million of additional tax expense due to revaluing deferred taxes as a result of the Tax Cuts and Jobs Act 3 Q4-’17 acquisition-related expenses, the impact of tax reform, and pension settlement accounting reduced EPS by $0.13 4 Q4-’17 acquisition-related expenses and pension settlement accounting added 2.14% to the Efficiency Ratio 1 3 4 2

2016 Q1 Q2 Q3 Q4 Total 1. Earnings Per Share $ .43 $ .49 $ .51 $ .55 $ 1.98 2. Dividends $ .11 $ .14 $ .14 $ .15 $ .54 3. Tangible Book Value $15.02 $15.53 $15.86 $15.85 2017 Q1 Q2 Q3 Q4 Total 1. Earnings Per Share $ .56 $ .57 $ .50 $ .49 $ 2.12 2. Dividends $ .15 $ .18 $ .18 $ .18 $ .69 3. Tangible Book Value $16.49 $16.97 $16.62 $16.96 17 Per Share Results

$9.21 $9.64 $10.95 $12.17 $13.65 $14.68 $15.85 $16.96 Dividends and Tangible Book Value 0.00 0.02 0.04 0.06 0.08 0.10 0.12 0.14 0.16 0.18 .11 .01 .03 .05 .14 .15 1.71% Forward Dividend Yield 32.6% YTD Dividend Payout Ratio = Quarterly Dividends Tangible Book Value .08 18 .18

John Martin Executive Vice President Chief Credit Officer

20 Loan Portfolio Trends ($ in Millions) 2015 2016 Q3-'17 2017 $ % $ % 1. Commercial & Industrial 1,057$ 1,195$ 1,436$ 1,494$ 58$ 4.0% 299$ 25.0% 2. Construction, Land and Land Development 367 419 499 612 113 22.6% 193 46.1% 3. CRE Non-Owner Occupied 1,090 1,272 1,648 1,618 (30) (1.8%) 346 27.2% 4. CRE Owner Occupied 554 531 675 700 25 3.7% 169 31.8% 5. Agricultural Production 98 80 118 122 4 3.4% 42 52.5% 6. Agricultural Land 158 149 248 244 (4) (1.6%) 95 63.8% 7. Residential Mortgage 786 739 939 963 24 2.6% 224 30.3% 8. Home Equity 349 419 502 514 12 2.4% 95 22.7% 9. Public Finance/Other Commercial 160 258 332 397 65 19.6% 139 53.9% 10. Other Consumer 75 78 86 87 1 1.2% 9 11.5% 11. Total Loans 4,694$ 5,140$ 6,483$ 6,751$ 268$ 4.1% 1,611$ 31.3% 12. Construction Concentration 1 50% 52% 50% 60% 13. Investment RE Concentration 1 197% 211% 215% 219% 1As a % of Risk Based Capital Change 2017 Over 2016 Change Linked Quarter

21 Asset Quality Summary ($ in Millions) 2015 2016 Q3-'17 2017 $ % $ % 186.1 1. Non-Accrual Loans 31.4$ 30.0$ 32.3$ 28.7$ (3.6)$ (11.1%) (1.3)$ (4.3%) 2. Other Real Estate 17.3 9.0 11.9 10.4 (1.5) (12.6%) 1.4 15.6% 3. Renegotiated Loans 1.9 4.7 0.6 1.0 0.4 66.7% (3.7) (78.7%) 4. 90+ Days Delinquent Loans 0.9 0.1 0.4 0.9 0.5 125.0% 0.8 800.0% 5. Total NPAs & 90+ Days Delinquent 51.5$ 43.8$ 45.2$ 41.0$ (4.2)$ (9.3%) (2.8)$ (6.4%) 6. Total NPAs & 90+ Days/Loans & ORE 1.1% 0.9% 0.7% 0.6% 7. Classified Assets 171.8$ 174.1$ 169.6$ 153.1$ (16.5)$ (9.7%) (21.0)$ (12.1%) 8. Specific Reserves 1.8$ 0.9$ 1.8$ 1.6$ (0.2)$ (11.1%) 0.7$ 77.8% Change Linked Quarter Change 2017 Over 2016

22 Non-Performing Asset Reconciliation ($ in Millions) 2015 2016 2017 1. Beginning Balance NPAs & 90+ Days Delinquent 74.7$ 51.5$ 43.8$ Non-Accrual 2. Add: New Non-Accruals 20.0 24.6 30.1 3. Less: To Accrual/Payoff/Renegotiated (24.1) (17.0) (18.3) 4. Less: To OREO (5.0) (1.6) (8.1) 5. Less: Charge-offs (8.3) (7.4) (5.0) 6. Increase / (Decrease): Non-Accrual Loans (17.4) (1.4) (1.3) Other Real Estate Owned (ORE) 7. Add: New ORE Properties 10.7 1.6 8.1 8. Less: ORE Sold (10.3) (8.2) (5.6) 9. Less: ORE Losses (write-downs) (2.4) (1.7) (1.1) 10. Increase / (Decrease): ORE (2.0) (8.3) 1.4 11. Increase / (Decrease): 90+ Days Delinquent (3.7) (0.8) 0.8 12. Increase / (Decrease): Renegotiated Loans (0.1) 2.8 (3.7) 13. Total NPAs & 90+ Days Delinquent Change (23.2) (7.7) (2.8) 14. Ending Balance NPAs & 90+ Days Delinquent 51.5$ 43.8$ 41.0$

23 ALLL and Fair Value Summary ($ in Millions) Q4-'16 Q1-'17 Q2-'17 Q3-'17 Q4-'17 1. Beginning Allowance for Loan Losses (ALLL) 63.5$ 66.0$ 68.2$ 70.5$ 73.4$ 2. Net Charge-offs (Recoveries) (0.1) 0.2 0.6 (0.8) 0.2 3. Provision Expense 2.4 2.4 2.9 2.1 1.8 4. Ending Allowance for Loan Losses (ALLL) 66.0 68.2 70.5 73.4 75.0 5. ALLL/Non-Accrual Loans 220.1% 244.4% 257.7% 227.4% 261.2% 6. ALLL/Non-Purchased Loans 1.47% 1.46% 1.45% 1.44% 1.36% 7. ALLL/Loans 1.28% 1.29% 1.25% 1.13% 1.11% 8. Fair Value Adjustment (FVA) 34.9$ 30.6$ 29.7$ 50.4$ 46.3$ 9. Total ALLL plus FVA 100.9 98.8 100.2 123.8 121.3 10. Purchased Loans plus FVA 700.4 639.3 792.6 1,445.8 1,304.7 11. FVA/Purchased Loans plus FVA 4.99% 4.79% 3.74% 3.49% 3.55%

24 Portfolio Summary  Strong organic quarterly loan growth led by Construction, C&I and Public Finance  Year-over-year total loans grew $1.6 billion with a strong organic annual loan growth rate of 12.8%  Credit quality measures continue to show improvement with Classified Assets and Total NPAs & 90+ Days/Loans & ORE reducing both for the quarter and the year  Net charge-offs were under $200,000 for the quarter and for the year with provision expense of $1.8 million and $9.1 million for the quarter and year, respectively, driven primarily by organic loan growth

Michael C. Rechin President and Chief Executive Officer

26 Looking Forward . . .  Tax reform benefits in 2018 will be realized in the effective tax rate change from ~ 26% to ~ 16%  Tax benefit to be invested in announced compensation changes, technologies, and branding, all of which augment shareholder value  Gained synergies and market expansion opportunities that The Arlington Bank and Independent Alliance Banks acquisitions offer; continue to evaluate M&A opportunities for strategic fit  Expand specialty finance businesses in asset-based lending, sponsor finance, public finance and loan syndication  Leverage asset-sensitive balance sheet as interest rates rise  Complete checking account migration to new product set and streamline front and back-office processes; continue implementation of workflow technologies and automation agents for back- office efficiency and operating leverage  Continue preparation to successfully cross $10 Billion asset level “Responsive, Knowledgeable, High-Performing”

27 Contact Information First Merchants Corporation common stock is traded on the NASDAQ Global Select Market under the symbol FRME. Additional information can be found at www.FIRSTMERCHANTS.COM Investor inquiries: Nicole M. Weaver Investor Relations Telephone: 765.521.7619 nweaver@firstmerchants.com

Appendix

First Merchants Corporation FIRSTMERCHANTS.COM

Appendix – Non-GAAP Reconciliation

CAPITAL RATIOS (dollars in thousands):

	4Q15	1Q16	2Q16	3Q16	4Q16	1Q17	2Q17	3Q17	4Q17
Total Risk-Based Capital Ratio									
Total Stockholders' Equity (GAAP)	850,509	867,263	887,550	900,865	901,657	929,470	1,035,116	1,283,120	1,303,463
Adjust for Accumulated Other Comprehensive (Income) Loss	1,362	(2,066)	(7,035)	(3,924)	13,581	3,722	(1,384)	6,358	3,534
Less: Preferred Stock	(125)	(125)	(125)	(125)	(125)	(125)	(125)	(125)	(125)
Add: Qualifying Capital Securities	55,776	55,236	55,296	55,355	55,415	55,474	55,534	65,864	65,919
Less: Tier 1 Capital Deductions	(2,516)	(1,999)	(1,828)	(1,440)	(376)	(80)	(166)	-	-
Less: Disallowed Goodwill and Intangible Assets	(247,006)	(250,367)	(249,932)	(249,541)	(249,104)	(250,493)	(300,307)	(462,080)	(464,066)
Less: Disallowed Deferred Tax Assets	(1,677)	(2,998)	(2,743)	(2,161)	(564)	(320)	(665)	-	-
Total Tier 1 Capital (Regulatory)	$ 656,323	$ 664,944	$ 681,183	$ 699,029	$ 720,484	$ 737,648	$ 788,003	$ 893,137	$ 908,725
Qualifying Subordinated Debentures	65,000	65,000	65,000	65,000	65,000	65,000	65,000	65,000	65,000
Allowance for Loan Losses includible in Tier 2 Capital	62,453	62,086	62,186	63,456	66,037	68,225	70,471	73,354	75,032
Total Risk-Based Capital (Regulatory)	$ 783,776	$ 792,030	$ 808,369	$ 827,485	$ 851,521	$ 870,873	$ 923,474	$ 1,031,491	$ 1,048,757
Net Risk-Weighted Assets (Regulatory)	$ 5,247,617	$ 5,355,827	$ 5,511,557	$ 5,836,806	$ 5,993,381	$ 6,114,112	$ 6,592,710	$ 7,497,321	$ 7,660,604
Total Risk-Based Capital Ratio (Regulatory)	**14.94%**	**14.79%**	**14.67%**	**14.18%**	**14.21%**	**14.24%**	**14.01%**	**13.76%**	**13.69%**
Common Equity Tier 1 Capital Ratio									
Total Tier 1 Capital (Regulatory)	$ 656,323	$ 664,944	$ 681,183	$ 699,029	$ 720,484	$ 737,648	$ 788,003	$ 893,137	$ 908,725
Less: Qualified Capital Securities	(55,776)	(55,236)	(55,296)	(55,355)	(55,415)	(55,474)	(55,534)	(65,864)	(65,919)
Add: Additional Tier 1 Capital Deductions	2,516	1,999	1,828	1,440	376	80	166	-	-
Common Equity Tier 1 Capital (Regulatory)	$ 603,063	$ 611,707	$ 627,715	$ 645,114	$ 665,445	$ 682,254	$ 732,635	$ 827,273	$ 842,806
Net Risk-Weighted Assets (Regulatory)	$ 5,247,617	$ 5,355,827	$ 5,511,557	$ 5,836,806	$ 5,993,381	$ 6,114,112	$ 6,592,710	$ 7,497,321	$ 7,660,604
Common Equity Tier 1 Capital Ratio (Regulatory)	**11.49%**	**11.42%**	**11.39%**	**11.05%**	**11.10%**	**11.16%**	**11.11%**	**11.03%**	**11.00%**

[1] Includes net unrealized gains or losses on securities available for sale, net gains or losses on cash flow hedges, and amounts resulting from the application of the applicable accounting guidance for defined benefit and other postretirement plans.

29

FIRST MERCHANTS CORPORATION | 200 E. Jackson St., P.O. Box 792, Muncie, IN 47305-2814 | 1.765.747.1500

First Merchants Corporation

FIRSTMERCHANTS.COM

Appendix – Non-GAAP Reconciliation

TANGIBLE COMMON EQUITY RATIO (dollars in thousands):

	4Q15	1Q16	2Q16	3Q16	4Q16	1Q17	2Q17	3Q17	4Q17
Total Stockholders' Equity (GAAP)	$ 850,509	$ 867,263	$ 887,550	$ 900,865	$ 901,657	$ 929,470	$ 1,035,116	$ 1,283,120	$ 1,303,463
Less: Preferred Stock	(125)	(125)	(125)	(125)	(125)	(125)	(125)	(125)	(125)
Less: Intangible Assets	(259,764)	(261,799)	(260,822)	(259,844)	(258,866)	(257,963)	(309,686)	(478,558)	(476,503)
Tangible Common Equity (non-GAAP)	$ 590,620	$ 605,339	$ 626,603	$ 640,896	$ 642,666	$ 671,382	$ 725,305	$ 804,437	$ 826,835
Total Assets (GAAP)	$ 6,761,003	$ 6,798,539	$ 6,906,418	$ 7,022,352	$ 7,211,611	$ 7,326,193	$ 7,805,029	$ 9,049,403	$ 9,367,478
Less: Intangible Assets	(259,764)	(261,799)	(260,822)	(259,844)	(258,866)	(257,963)	(309,686)	(478,558)	(476,503)
Tangible Assets (non-GAAP)	$ 6,501,239	$ 6,536,740	$ 6,645,596	$ 6,762,508	$ 6,952,745	$ 7,068,230	$ 7,495,343	$ 8,570,845	$ 8,890,975
Tangible Common Equity Ratio (non-GAAP)	**9.08%**	**9.26%**	**9.43%**	**9.48%**	**9.24%**	**9.50%**	**9.68%**	**9.39%**	**9.30%**

TANGIBLE COMMON EQUITY PER SHARE (dollars in thousands):

	4Q10	4Q11	4Q12	4Q13	4Q14	4Q15	1Q16	2Q16	3Q16	4Q16	1Q17	2Q17	3Q17	4Q17
Total Stockholders' Equity (GAAP)	$ 454,408	$ 514,467	$ 552,236	$ 634,923	$ 726,827	$ 850,509	$ 867,263	$ 887,550	$ 900,865	$ 901,657	$ 929,470	$ 1,035,116	$ 1,283,120	$ 1,303,463
Less: Preferred Stock	(67,880)	(90,783)	(90,908)	(125)	(125)	(125)	(125)	(125)	(125)	(125)	(125)	(125)	(125)	(125)
Less: Intangible Assets	(154,019)	(150,471)	(149,529)	(202,767)	(218,755)	(259,764)	(261,799)	(260,822)	(259,844)	(258,866)	(257,963)	(309,686)	(478,558)	(476,503)
Tax Benefit	2,907	2,224	2,249	4,973	6,085	6,278	6,753	6,453	6,204	5,930	5,659	6,941	12,510	6,788
Tangible Common Equity, Net of Tax (non-GAAP)	$ 235,416	$ 275,437	$ 314,048	$ 437,004	$ 514,032	$ 596,898	$ 612,092	$ 633,056	$ 647,100	$ 648,596	$ 677,041	$ 732,246	$ 816,947	$ 833,623
Shares Outstanding	25,574,251	28,559,707	28,692,616	35,921,761	37,669,948	40,664,258	40,749,340	40,772,896	40,799,025	40,912,697	41,047,543	43,153,509	49,140,594	49,158,238
Tangible Common Equity per Share (non-GAAP)	**$ 9.21**	**$ 9.64**	**$ 10.95**	**$ 12.17**	**$ 13.65**	**$ 14.68**	**$ 15.02**	**$ 15.53**	**$ 15.86**	**$ 15.85**	**$ 16.49**	**$ 16.97**	**$ 16.62**	**$ 16.96**

30

FIRST MERCHANTS CORPORATION | 200 E. Jackson St., P.O. Box 792, Muncie, IN 47305-2814 | 1.765.747.1500

First Merchants Corporation
FIRSTMERCHANTS.COM

Appendix – Non-GAAP Reconciliation

EFFICIENCY RATIO (dollars in thousands):

	2015	2016	1Q17	2Q17	3Q17	4Q17	2017
Non Interest Expense (GAAP)	$ 174,806	$ 177,359	$ 43,099	$ 47,316	$ 58,708	$ 56,433	$ 205,556
Less: Intangible Asset Amortization	(2,835)	(3,910)	(903)	(991)	(1,698)	(2,055)	(5,647)
Less: OREO and Foreclosure Expenses	(3,956)	(2,877)	(531)	(731)	(330)	(311)	(1,903)
Adjusted Non Interest Expense (non-GAAP)	168,015	170,572	41,665	45,594	56,680	54,067	198,006
Net Interest Income (GAAP)	196,404	226,473	60,999	63,100	74,420	78,765	277,284
Plus: Fully Taxable Equivalent Adjustment	10,975	13,541	3,950	4,083	4,472	4,764	17,270
Net Interest Income on a Fully Taxable Equivalent Basis (non-GAAP)	207,379	240,014	64,949	67,183	78,892	83,529	294,554
Non Interest Income (GAAP)	69,868	65,203	14,846	18,434	18,668	19,061	71,009
Less: Investment Securities Gains (Losses)	(2,670)	(3,389)	(598)	(567)	(332)	(1,134)	(2,631)
Adjusted Non Interest Income (non-GAAP)	67,198	61,814	14,248	17,867	18,336	17,927	68,378
Adjusted Revenue (non-GAAP)	274,577	301,828	79,197	85,050	97,228	101,456	362,932
Efficiency Ratio (non-GAAP)	**61.19%**	**56.51%**	**52.61%**	**53.61%**	**58.30%**	**53.29%**	**54.56%**

FORWARD DIVIDEND YIELD

	4Q17
Most recent quarter's dividend per share	$ 0.18
Most recent quarter's dividend per share - Annualized	$ 0.72
Stock Price at 12/31/17	$ 42.06
Forward Dividend Yield	**1.71%**

DIVIDEND PAYOUT RATIO

	2017
Dividends per share	$ 0.69
Earnings Per Share	$ 2.12
Dividend Payout Ratio	**32.6%**

31
FIRST MERCHANTS CORPORATION | 200 E. Jackson St., P.O. Box 792, Muncie, IN 47305-2814 | 1.765.747.1500

First Merchants Corporation FIRSTMERCHANTS.COM

Appendix – Non-GAAP Reconciliation

CONSTRUCTION AND INVESTMENT REAL ESTATE CONCENTRATIONS (dollars in thousands):

	2015	2016	3Q17	2017
Total Risk-Based Capital (Subsidiary Bank Only)				
Total Stockholders' Equity (GAAP)	$ 927,774	$ 973,641	$ 1,384,867	$ 1,404,303
Adjust for Accumulated Other Comprehensive (Income) Loss [1]	(579)	9,701	3,170	763
Less: Preferred Stock	(125)	(125)	(125)	(125)
Less: Tier 1 Capital Deductions	(1,903)	-	-	-
Less: Disallowed Goodwill and Intangible Assets	(246,558)	(248,656)	(461,632)	(463,618)
Less: Disallowed Deferred Tax Assets	(1,269)	-	-	-
Total Tier 1 Capital (Regulatory)	677,340	734,561	926,280	941,323
Allowance for Loan Losses includible in Tier 2 Capital	62,453	66,037	73,354	75,032
Total Risk-Based Capital (Regulatory)	$ 739,793	$ 800,598	$ 999,634	$ 1,016,355
Construction, Land and Land Development Loans	$ 366,704	$ 418,703	$ 498,862	$ 612,219
Concentration as a % of the Bank's Risk-Based Capital	**50%**	**52%**	**50%**	**60%**
Construction, Land and Land Development Loans	$ 366,704	$ 418,703	$ 498,862	$ 612,219
Investment Real Estate Loans	1,090,573	1,272,415	1,647,797	1,617,943
Total Construction and Investment RE Loans	$ 1,457,277	$ 1,691,118	$ 2,146,659	$ 2,230,162
Concentration as a % of the Bank's Risk-Based Capital	**197%**	**211%**	**215%**	**219%**

[1] Includes net unrealized gains or losses on securities available for sale, net gains or losses on cash flow hedges, and amounts resulting from the application of the applicable accounting guidance for defined benefit and other postretirement plans.

ALLOWANCE AS A PERCENTAGE OF NON-PURCHASED LOANS (dollars in thousands):

	4Q16	1Q17	2Q17	3Q17	4Q17
Loans Held for Sale (GAAP)	$ 2,929	$ 1,262	$ 4,036	$ 4,514	$ 7,216
Loans (GAAP)	5,139,645	5,274,909	5,613,144	6,483,448	6,751,199
Total Loans	5,142,574	5,276,171	5,617,180	6,487,962	6,758,415
Less: Purchased Loans	(665,417)	(608,724)	(762,893)	(1,395,368)	(1,258,386)
Non-Purchased Loans (non-GAAP)	$ 4,477,157	$ 4,667,447	$ 4,854,287	$ 5,092,594	$ 5,500,029
Allowance for Loan Losses (GAAP)	$ 66,037	$ 68,225	$ 70,471	$ 73,354	$ 75,032
Fair Value Adjustment (FVA) (GAAP)	34,936	30,623	29,664	50,434	46,304
Allowance plus FVA (non-GAAP)	$ 100,973	$ 98,848	$ 100,135	$ 123,788	$ 121,336
Purchased Loans (GAAP)	$ 665,417	$ 608,724	$ 762,893	$ 1,395,368	$ 1,258,386
Fair Value Adjustment (FVA) (GAAP)	34,936	30,623	29,664	50,434	46,304
Purchased Loans plus FVA (non-GAAP)	$ 700,353	$ 639,347	$ 792,557	$ 1,445,802	$ 1,304,690
Allowance as a Percentage of Non-Purchased Loans (non-GAAP)	**1.47%**	**1.46%**	**1.45%**	**1.44%**	**1.36%**
FVA as a Percentage of Purchased Loans plus FVA (non-GAAP)	**4.99%**	**4.79%**	**3.74%**	**3.49%**	**3.55%**

32

FIRST MERCHANTS CORPORATION | 200 E. Jackson St., P.O. Box 792, Muncie, IN 47305-2814 | 1.765.747.1500